UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2019

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 210
Boca Raton, FL 33433
 (Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

1345 Avenue of the Americas, 15th Floor New York, NY 10105
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, management of Simplicity Esports and Gamily Company (the "Company") has decided that moving from The Nasdaq Stock Market ("Nasdaq") to the OTCQB is more appropriate for the Company at this time, while the Company builds out its planned network of retail esport centers. On April 1, 2019, the Company was notified by Nasdaq that it would delist the Company’s common stock and warrants. The Company’s common stock and warrants were previously suspended from trading on Nasdaq, effective January 25, 2019.

On April 2, 2019, Nasdaq filed a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission relating to the Company’s common stock and warrants. As a result, the Company’s common stock and warrants were delisted from Nasdaq effective April 2, 2019.

As previously announced, since January 25, 2019, the Company’s common stock and warrants currently have been quoted on the OTCQB under the symbols “WINR” and “WINRW,” respectively. The continuity of the Company's business plan, direction and goals remain unchanged as the Company continues to build shareholder value.

Item 3.02. Unregistered Sales of Equity Securities.

On March 27, 2019, the Company sold an aggregate of 812,500 units (the “Units”) at a purchase price of $2.00 per Unit to 11 accredited investors in exchange for receipt of $1,625,000. Each unit consists of (i) one share of common stock, and (ii) a 5-year warrant to purchase one share of common stock at a purchase price of $4.00.

The Company sold the Units in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act. Each of the investors represented that it was acquiring the units for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof. Accordingly, the units have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The disclosure set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, pursuant to a Restricted Stock Award (the “Kaplan Restricted Stock Award”), the Company granted Jed Kaplan, the Company’s Chief Executive Officer and interim Chief Financial Officer and a member of the Company’s board of directors, 120,000 shares of Company restricted stock. Such shares vest according to the following schedule:

Number of Restricted Stock	Vesting Date
20,000	March 27, 2019
10,000	March 31, 2019
10,000	April 30, 2019
10,000	May 30, 2019
10,000	June 30, 2019
10,000	July 31, 2019
10,000	August 31, 2019
10,000	September 30, 2019
10,000	October 31, 2019
10,000	November 31, 2019
10,000	December 31, 2019

Also on March 27, 2019, pursuant to a Restricted Stock Award (the “Franklin Restricted Stock Award”), the Company granted Roman Franklin, the Company President and a member of the Company’s board of directors, 36,000 shares of Company restricted stock. Such shares vest according to the following schedule:

Number of Restricted Stock	Vesting Date
6,000	March 27, 2019
3,000	March 31, 2019
3,000	April 30, 2019
3,000	May 30, 2019
3,000	June 30, 2019
3,000	July 31, 2019
3,000	August 31, 2019
3,000	September 30, 2019
3,000	October 31, 2019
3,000	November 31, 2019
3,000	December 31, 2019

Also on March 27, 2019, pursuant to a Restricted Stock Award (the “Grossman Restricted Stock Award” and collectively with the Kaplan Restricted Stock Award and the Franklin Restricted Stock Award, the “Restricted Stock Awards”), the Company granted Steve Grossman, President of Simplicity Esports LLC, a wholly owned subsidiary of the Company, 24,000 shares of Company restricted stock. Such shares vest according to the following schedule:

Number of Restricted Stock	Vesting Date
4,000	March 27, 2019
2,000	March 31, 2019
2,000	April 30, 2019
2,000	May 30, 2019
2,000	June 30, 2019
2,000	July 31, 2019
2,000	August 31, 2019
2,000	September 30, 2019
2,000	October 31, 2019
2,000	November 31, 2019
2,000	December 31, 2019

Each of the Restricted Stock Awards was entered into in connection with entry into employment agreements with each of Messrs. Kaplan, Franklin and Grossman on December 31, 2018 (collectively, the “Employment Agreements”). The Employment Agreements were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2019.

The Restricted Stock Awards are filed as Exhibits 10.1 (Kaplan Restricted Stock Award), 10.2 (Franklin Restricted Stock Award) and 10.3 (Grossman Restricted Stock Award), respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Beginning on April 2, 2019, management of the Company will deliver the investor presentation attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.
10.1	Restricted Stock Award Agreement dated March 27, 2019 between the registrant and Jed Kaplan.
10.2	Restricted Stock Award Agreement dated March 27, 2019 between the registrant and Roman Franklin.
10.3	Restricted Stock Award Agreement dated March 27, 2019 between the registrant and Steve Grossman.
99.1	Investor presentation to be delivered by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simplicity Esports and Gaming Company

Date: April 2, 2019	By:	/s/ Jed Kaplan
Jed Kaplan Chief Executive Officer and interim Chief Financial Officer